                                                                   Exhibit 10(q)

                                    AMENDMENT
                               TO CREDIT AGREEMENT

This AMENDMENT, dated as of February 22, 2002 (this "Amendment"), is made to that certain $1,400,000,000 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (the "364 Day Facility"), dated as of February 23, 2001, among TXU CORP., a Texas corporation ("TXU"), TXU US HOLDINGS COMPANY (formerly "TXU ELECTRIC COMPANY"), a Texas corporation and a wholly owned subsidiary of TXU ("Holdings"), and TXU GAS COMPANY, a Texas corporation and a wholly owned subsidiary of TXU ("TXU Gas", and, together with TXU and Holdings, the "Borrowers", and each individually, a "Borrower"); the Lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK (formerly "The Chase Manhattan Bank"), as Competitive Advance Facility Agent (in such capacity, the "CAF Agent"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; and, together with the CAF Agent, the "Agents").

                             PRELIMINARY STATEMENT:

     The Borrowers, the Lenders and the Agents previously entered into the 364 Day Facility. TXU Gas seeks, effective January 1, 2002, no longer to be a party to or a Borrower under the 364 Day Facility. Holdings and TXU seek to extend the Revolving Period under the 364 Day Facility as set forth herein. The Lenders have agreed to amend the 364 Day Facility accordingly, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the 364 Day Facility.

     SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the 364 Day Facility is hereby amended as follows:

     (a) As of the date hereof, the definition of "Revolving Period" set forth in Section 1.01 of the 364 Day Facility is hereby amended and restated in its entirety to read as follows:

          "Revolving Period" shall mean the period beginning on the date hereof and ending on April 30, 2002.

     (b) As of January 1, 2002, TXU Gas shall not be a "Borrower", and shall have no rights or obligations, under the 364 Day Facility.

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective on the date (the "Amendment Date") on which each of the following conditions shall have been fulfilled:

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                                                                               2

          (i) each Lender, TXU, Holdings (together with TXU, the "Remaining Borrowers" and each individually a "Remaining Borrower") and TXU Gas shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

          (ii) the Administrative Agent shall have received the following, each dated the Amendment Date, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (A) a certificate of the Secretary or an Assistant Secretary of each Remaining Borrower certifying:

                    (1) a true and complete copy of the Bylaws of such Remaining
               Borrower as in effect on the Amendment Date and at all times since the adoption of the resolutions referred to in (2);

                    (2) true and complete copies of the resolutions of the Board of Directors of each Remaining Borrower authorizing the execution and delivery by such Remaining Borrower of this Amendment, the Borrowings to be made by such Remaining Borrower under the 364 Day Facility as amended hereby and the performance by such Remaining Borrower of its obligations under the 364 Day Facility as amended hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

                    (3) that the certificate of incorporation has not been
               amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (D) below; and

                    (4) the names, true signatures and incumbency of the
               officers of such Remaining Borrower authorized to sign this Amendment and all other documents delivered in connection herewith on behalf of such Remaining Borrower.

               (B) a certificate of an officer of each Remaining Borrower (other than the Secretary or Assistant Secretary who furnished the certificate pursuant to (A) above), certifying as to the incumbency and specimen signature of such Secretary or Assistant Secretary;

               (C) a certificate of a Responsible Officer of each Remaining Borrower certifying that (i) no action, consent or approval of, registrations or filings with, or other action by, any Governmental Authority is or will be required in connection with the execution, delivery and performance by such Remaining Borrower of this Amendment or the 364 Day Facility as amended hereby, except those as have been duly obtained and as are (A) in full force and effect, (B) sufficient for their purpose and (C) not subject to any pending or, to the knowledge of such person, threatened appeal or other proceeding seeking reconsideration or review thereof, (ii) the representations and warranties of each Remaining Borrower set forth in Article III of the 364 Day Facility, as amended hereby, are true and correct on and as of the Amendment Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and (iii) no event has occurred and is continuing that constitutes a Default or an Event of Default;

               (D) copies of (i) the certificate of incorporation, including all amendments thereto, of each Remaining Borrower, certified as of a recent date by the Secretary of State of the State of Texas, and (ii) a certificate as to the good standing of each Remaining Borrower as of a recent date from such Secretary of State;

               (E) favorable opinions of (i) (A) Thelen Reid & Priest LLP, special New York counsel to the Remaining Borrowers, and (B) Hunton & Williams, general counsel to the Remaining Borrowers, and (ii) King & Spalding, special New York counsel to the Administrative Agent, in each case addressed to the Administrative Agent, the CAF Agent and the Lenders; and

               (F) such other approvals, opinions and documents as the Agents or any Lender may reasonably request; and

          (iii) At all times during the period from January 1, 2002 to (and including) the Amendment Date, no Loans shall have been outstanding to TXU Gas.

          (iv) The Administrative Agent shall have received for the account of each Lender that has become a party to this Amendment and, if such Lender is a party to the Facility B Credit Agreement, the Amendment, dated February 22, 2002, to the Facility B Credit Agreement, an Amendment fee equal to .025% of the Commitment of such Lender on the Amendment Date.

     SECTION 4. Representations and Warranties. Each Remaining Borrower represents and warrants that (i) the representations and warranties contained in
Article III of the 364 Day Facility (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the 364 Day Facility being deemed to be a reference to this Amendment and the 364 Day Facility as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

     SECTION 5. Effect on the 364 Day Facility. Except as specifically provided above, the 364 Day Facility shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under the 364 Day Facility, nor constitute a waiver of any provision of the 364 Day Facility.

     SECTION 6. Costs, Expenses and Taxes. The Remaining Borrowers agree jointly and severally to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Remaining Borrowers agree jointly and severally to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Agents and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                          [Signature pages to follow.]

                                  TXU CORP.


                                  By
                                      ------------------------------------------
                                      Name: Kirk R. Oliver
                                      Title:Treasurer and Assistant Secretary


                                  TXU US HOLDINGS COMPANY


                                  By
                                      ------------------------------------------
                                      Name: Laura Conn
                                      Title:Treasurer and Assistant Secretary


                                  TXU GAS COMPANY


                                  By
                                      ------------------------------------------
                                      Name: Laura Conn
                                      Title:Treasurer and Assistant Secretary

                                            JPMORGAN CHASE BANK,


                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            ABN AMRO BANK N.V.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            HOUSTON AGENCY


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BNP PARIBAS


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BARCLAYS BANK PLC


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BAYERISCHE LANDESBANK GIROZENTRALE,
                                            CAYMAN ISLANDS BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            CITIBANK, N.A.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            COMMERZBANK AG, NEW YORK AND GRAND
                                            CAYMAN BRANCHES


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            CREDIT SUISSE FIRST BOSTON, CAYMAN
                                            ISLANDS BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE DAI-ICHI KANGYO BANK, LTD.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            DANSKE BANK A/S


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            GUARANTY FEDERAL BANK, FSB


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED NEW YORK BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            KBC BANK N.V.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            LEHMAN COMMERCIAL PAPER INC.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            LLOYDS TSB BANK PLC


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            MELLON BANK, N.A.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            NATIONAL AUSTRALIA BANK LIMITED
                                            A.C.N. 004044937


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE ROYAL BANK OF SCOTLAND PLC


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            SOCIETE GENERALE


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE SUMITOMO BANK, LIMITED


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            TORONTO DOMINION (TEXAS), INC.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                           NEW YORK BRANCH


                                           By
                                                -------------------------------
                                           Name:
                                           Title:


                                           By
                                                -------------------------------
                                           Name:
                                           Title:

                                            THE BANK OF NEW YORK


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            FLEET NATIONAL BANK


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BANCA NAZIONALE DEL LAVORO  S.p.A.--
                                            NEW YORK BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            UBS AG, STAMFORD BRANCH


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BANK OF AMERICA, N.A.


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            THE FUJI BANK, LIMITED


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            BANK ONE, NA


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            FIRST UNION NATIONAL BANK


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:

                                            MERRILL LYNCH BANK USA


                                            By
                                                 -------------------------------
                                            Name:
                                            Title:


                                            By
                                                 -------------------------------
                                            Name:
                                            Title: